UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2025

Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42276	99-1952207
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)

(701) 221-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2025, the Board of Directors (the “Board”) of Everus Construction Group, Inc. (the “Company”), pursuant to the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company, approved an increase of the size of the Board from seven directors to eight directors, and appointed Helena Hernandez to the Board, effective July 29, 2025.
The Board also appointed Ms. Hernandez to serve on each of the Compensation Committee of the Board and the Nominating and Governance Committee of the Board.

As compensation for her service on the Board and Board committees, Ms. Hernandez will receive the Company’s standard compensation for non–employee directors, prorated for her time of service. There are no understandings or arrangements with any person pursuant to which Ms. Hernandez was selected as director, and Ms. Hernandez is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board considered the independence of Ms. Hernandez under the applicable standards and determined that Ms. Hernandez is an independent director under such standards, and that Ms. Hernandez has the requisite independence to serve as a member of the Compensation Committee under the applicable New York Stock Exchange listing standards and Securities and Exchange Commission rules.

Item 7.01. Regulation FD Disclosure.

On July 29, 2025, the Company issued a press release announcing the appointment of Ms. Hernandez. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press Release of Everus Construction Group, Inc., dated July 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025

Everus Construction Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Corporate Secretary

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